UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 24, 2015

WISDOM HOMES OF AMERICA, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51225	43-2041643
(State or other jurisdiction of incorporation)	(CommissionFile Number)	(I.R.S. Employer Identification No.)

500 North Northeast Loop 323 Tyler, TX 75708
(Address of principal executive offices) (zip code)

(800) 727-1024
(Registrant's telephone number, including area code)

_______________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

Carebourn Capital, L.P.

On December 23, 2015, we entered into a Securities Purchase Agreement dated December 23, 2015 with Carebourn Capital, L.P. ("Carebourn"), pursuant to which we sold to Carebourn a 12% Convertible Promissory Note in the original principal amount of Thirty Five Thousand Dollars ($35,000) (the "Note"). The Note is convertible after 90 days into our common stock at a forty two percent (42%) discount from the average of the three (3) lowest trading prices of our common stock, as reported by any exchange upon which our common stock is then traded, for the twenty (20) trading days prior to our receipt of notice from the Note holder to exercise this conversion feature. The Note can be prepaid by us at a premium as follows: (a) between 0 and 30 days after issuance – 125% of the principal amount; (b) between 31 and 60 days after issuance – 130% of the principal amount; (c) between 61 and 90 days after issuance – 135% of the principal amount; (d) between 91 and 120 days after issuance – 140% of the principal amount; (e) between 121 and 150 days after issuance – 145% of the principal amount; and (f) between 151 and 180 days after issuance – 150% of the principal amount. There is no right to prepay the Note after 180 days. The purchase and sale of the Note closed on December 24, 2015, the date that the purchase price was delivered to us.

The issuance of the Note was exempt from the registration requirements under the Securities Act of 1933 pursuant to Section 4(a)(2) thereof. The purchaser was an accredited and sophisticated investor, familiar with our operations, and there was no solicitation.

Section 5 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective on December 29, 2015, our issued and outstanding common stock underwent a 1-for-50 reverse stock split.

The reverse stock split was unanimously approved by our Board of Directors on August 20, 2015, and by a majority of our outstanding shares of common stock at a special shareholder meeting held on October 23, 2015.

Section 9 – Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.1	Certificate of Amendment to Articles of Incorporation

10.1	Securities Purchase Agreement with Carebourn Capital, L.P. dated December 23, 2015

10.2	Convertible Promissory Note with Carebourn Capital, L.P. dated December 23, 2015

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wisdom Homes of America, Inc.

Dated: December 31, 2015	By:	/s/ James Pakulis
	Name:	James Pakulis
	Its:	President and Chief Executive Officer